BLESSINGS CORPORATION
                      EXECUTIVE STOCK LOAN PURCHASE PROGRAM


1. Purpose. The Executive Stock Loan Purchase Program ("Program"), of Blessings Corporation, is adopted pursuant to the Blessings Corporation 1991 Stock Option Plan ("1991 Plan") to facilitate the immediate purchase, by selected key executives of Blessings Corporation and its subsidiaries (collectively, the "Company"), of Blessings Corporation's common stock, $.71 par value ("Common Stock"). The purchases facilitated by the Program are intended to achieve the following specific purposes:

a) more closely align key executives' financial rewards with the financial rewards realized by all other holders of the Common Stock;

b)   increase key executives' motivation to manage the Company as owners; and

c)   increase the ownership of Common Stock among key executives of the Company.

2. Eligibility. To be eligible to participate in the Program, the individual must have been granted an option to purchase a specified number of shares of Common Stock at a meeting of the Compensation Committee of Blessings Corporation's Board of Directors held on February 20, 1996 ("Stock Option") and, in connection with the grant of the Stock Option, the individual must be designated as a key executive in the minutes of that Compensation Committee meeting ("Eligible Employee").

3.       Participation.   To  become  a  Program   participant  ("Participant"),
         an Eligible  Employee must satisfy the following requirements:

(a) submit a completed, signed and irrevocable agreement to exercise all of the stock Option, subject to the terms and conditions of the 1991 Plan and this Program;

(b) complete and sign all necessary agreements and other documents relating to the loan described in Section 4 below; and

(c)  satisfy all other conditions of participation specified in the Program.

         The agreements and other documents specified in subsections 3(a), (b) and (c) must be in such form and must be submitted at such times and to such Company offices as specified by the Company or its designee(s). No Eligible Employee is required to participate in the Program.

4. Payment of Exercise Price. Each Participant must deliver in cash 100% of the exercise price of the shares, with respect to which the Stock Option is exercised ("Purchased Shares"), within five days after the option exercise date ("Exercise Date"). The Purchased Shares will not be issued to the Participant until Company has received such payment. The payment must be made at the time, place and manner specified by the Company or its designee(s).

         Company has arranged the opportunity for each Participant to obtain a loan through Wachovia Bank ("Bank") to fund the purchase of the Purchased Shares. Each Participant must sign a letter of direction which directs all loan proceeds to be paid directly to Company in payment of the Purchased Shares. Each Participant is responsible for satisfying all of the lending requirements specified by the Bank to qualify for the loan. Each Participant is fully obligated to repay to the Bank all principal, interest, and any prepayment fees on the loan when due and payable.

5. Registration of Shares. The Purchased Shares will be registered in the name of the Participant and certificated. Each certificate will bear a legend referring to the 1991 Plan and Program and the agreements between the Participant and Company relating to the Purchased Shares. The certificates for the Purchased Shares will be held in Company's Stockholder Services Department until all restrictions on the Purchased Shares have lapsed. Each Participant must deliver to the Stockholder Services Department a stock power endorsed in blank with respect to the Purchased Shares with Participant's signature guaranteed by a national bank.

6. Stockholder Rights. The Purchased Shares will be shares issued from treasury shares. During the period in which the Purchased Shares are subject to restrictions on transfer, each Participant will have all of the rights of a stockholder with respect to the Purchased Shares, including the right to vote the shares and the right to receive all dividends paid on the shares, subject, however, to the provisions of
         Section 13(e) of this Program.

7. Sale of Purchased Shares. Each Participant is permitted to sell all or any portion of the Purchased Shares, subject to the following restrictions:

(a) except in the event of death or disability, termination of employment as described in Section 11, or a Change in Control (as defined in the 1991
     Plan), no Participant may sell any portion of the Purchased Shares before the first anniversary of the Exercise Date;

(b) no Participant may sell any portion of the Purchased Shares unless all principal, interest and any prepayment fees due on the loan contemplated by
     Section 4 of the Program have previously been paid or all proceeds of the sale are simultaneously applied first to the payment of all such principal, interest and prepayment fees; and

(c) Until all principal, interest and any prepayment fees due on the loan contemplated by Section 4 of the Program have been made, Company shall have the right to impose reasonable restrictions on the timing, amount and form of the sale of the Purchased Shares with respect to any Participant to the extent it reasonably determines that such restrictions are in the best interests of Company. Each Participant must notify Company of his or her intention to sell the Purchased Shares before such a sale is implemented. Company may elect to allow the Participant to sell the Purchased Shares in the open market, Company may repurchase the shares or Company may take other actions as it deems appropriate. If Company repurchases the Purchased Shares, the purchase price will be the average closing sale price of a share of Common Stock on the American Stock Exchange Composite Reporting Tape over the 10-day period consisting of the five trading days before and the five trading days after the notification to Company of intent to sell; provided, however, that if the average closing sale price is more than ten percent (10%) above or below the price of the shares on the date of notification by Participant of his or her intention to sell, then neither Company nor Participant will be obligated to proceed with the purchase and sale, but Participant will then be permitted to sell in the open market.

8. Risk Sharing. If the Participant remains employed by Company until the first anniversary of the Exercise Date, Company will share the loss, if any, which the Participant incurs upon the sale of the Purchased Shares. The loss will be measured by the difference between the purchase price of the Purchased Shares and the sale price of the Purchased Shares. The risk of loss on the Purchased Shares will be allocated as follows:

(a) if any portion of the Purchased Shares is sold after the first anniversary of the Exercise Date but before the third anniversary of the Exercise Date, the Participant

     1) is responsible for 75%of the loss on that portion of the Purchased Shares; and

     2) is entitled to receive 50% of the gain on that portion of the Purchased Shares.

     (b) if any portion of the Purchased Shares is sold on or after the third anniversary of the Exercise Date, the Participant

     1) is responsible for 50%of the loss on that portion of the Purchased Shares; and

     2) is entitled to receive 100% of the gain on that portion of the Purchased Shares.

         The risk sharing provisions of this Section 8 will apply only to such Purchased Shares as are sold by the Participant and the proceeds from which sale are applied to repayment of the loan under Section 4. Further, the risk sharing provisions of this Section 8 will not apply in the event of termination of employment as described in Section 11.

9. Death or Disability. If a Participant's employment with the Company terminates, at any time while his or her loan under Section 4 is outstanding, because of the participant's death or disability, as that term is hereinafter defined, the Participant (or the Participant's representative in the case of death) may sell all or any portion of the Purchased Shares subject to the conditions specified in subsections 7(b) and (c). Upon the death of a Participant, his or her loan will become due and payable sixty (60 days after the date of death of Participant. With respect to the Purchased Shares sold after the Participant's death or disability and while his or her loan under
         Section 4 is outstanding, the Participant is not responsible for any loss on the sale of the Purchased Shares but is entitled to receive 100% of the gain on the sale of the Purchased Shares. This
         Section 9 has no effect on a deceased or disabled Participant's sale of Purchased Shares before the participant's death or disability or after the Participant's loan under Section 4 has been repaid.

         A Participant shall be deemed to have become disabled for purposes of this Agreement if the Executive Committee of the Board of the Company finds, upon the basis of medical evidence satisfactory to it, that the Participant is totally disabled, whether due to physical or mental condition, so as to be prevented from engaging in further employment by the Company and that such disability will be permanent and continuous during the remainder of his or her life.

10. Change in Control. In the event of a Change in Control, the restrictions on the sale of the Purchased Shares specified in Section 7(a) will lapse immediately, each Participant employed by the Company immediately before the Change in Control will be deemed to have been employed by the Company until the first anniversary of the Exercise Date (if the Change in Control occurs before the first anniversary of the Exercise Date), and the Participant will be deemed to have sold the Purchased Shares after the third anniversary of the Exercise Date for purposes of Section 8(b) (if the sale of the Purchased Shares occurs before the third anniversary of the Exercise Date).

11. Employment Termination. Nothing contained in this Program shall affect the Company's right to terminate Participant's employment with Company at Company's sole discretion, either for cause or without cause, and even though Participant's loan with Bank may not be fully paid at the date of employment termination ("Termination Date"), subject, however, to the further provisions of this Section 11 as follows:

(a) if a Participant's employment is terminated for Cause, as that term is hereinafter defined, and if Participant's loan has not been fully paid at the Termination Date, Participant's loan will become due and payable sixty
     (60) days after the Termination Date. Within thirty (30) days from the Termination Date Participant shall notify Company, in writing, of whether or not Participant intends to sell all or any portion of the common stock covered by this Program to pay the balance of the loan. If any stock is to be sold, Participant shall authorize Company to sell sufficient Shares to pay the balance of the loan, including principal, interest and any outstanding fees. Any loss on the sale of such stock between the purchase price and the sale price of the stock shall be borne by Participant. Any sale of stock under this Section 11(a) shall be conducted in accordance with Section 7(c); provided, however, that any restriction on the sale of stock imposed by Company under Section 7(c) shall not operate to the financial detriment of Participant.

     A termination"For Cause" is a termination evidenced by a resolution adopted in good faith by the Executive Committee of the Board of the Company that the Participant (a) willfully and continually failed to substantially perform his duties with the Company (other than a failure resulting from the Participant's incapacity due to physical or mental illness) which failure continued for a period of at least thirty (30) days after a written notice of demand for substantial performance has been delivered to the Participant specifying the manner in which the Participant has failed to substantially perform, or (b) willfully engaged in conduct which is demonstrably and materially injurious to the Company, monetarily or otherwise, or (c) is found to be grossly incompetent in the performance of his duties for the Company; provided, however, that no termination of the Participant's employment shall be for Cause as set forth in clause (a),
     (b), or (c) above until (i) there shall have been delivered to the Participant a copy of a written notice setting forth that they Participant was guilty of the conduct set forth in clause (a), (b), or (c) and specifying the particulars thereof in detail, and (ii) the Participant shall have been provided an opportunity to be heard by the Executive Committee of the Board of the Company (with the assistance of the Participant's counsel if the Participant so desires). No act, nor failure to act, on the Participant's part, shall be considered "willful" unless he has acted or failed to act, with an absence of good faith and without a reasonable belief that his action or failure to act was in the best interest of the Company. Notwithstanding anything contained in this Agreement to the contrary, no failure to perform by the Participant after notice of termination is given to the Participant shall constitute Cause.

(b) if a Participant's employment is terminated without cause and if Participant's loan has not been fully paid at the Termination Date, Participant's loan will become due and payable sixty (60) days after the Termination Date. Within thirty (30) days from the Termination Date, Participant shall notify Company, in writing, of whether or not Participant intends to sell all or any portion of the Common Stock covered by this
     Program to pay the balance of the loan. If any stock is to be sold, Participant shall authorize Company to sell sufficient Shares to pay the balance of the loan, including principal, interest and any outstanding fees. Any loss on the sale of such stock between the purchase price and the sale price shall be borne by Company. Any sale of stock under this Section 11(b) shall be conducted in accordance with Section 7(c); provided, however, that any restriction on the sale of stock imposed by Company under
     Section  7(c)  shall  not  operate  to  the  financial   detriment  of  the
     Participant.
(c) The provisions of this Section 11 affecting the sale of stock shall be in effect for only so long as Participant's loan from Bank as contemplated in
     Section 4, including principal, interest and any outstanding fees remains unpaid in whole or in part.

12. Risk Sharing Implementation. If a Participant sells any portion of the Purchased Shares at a loss (as determined by the provisions of Section 8) while his or her loan under Section 4 is outstanding, and if the participant is responsible for less than 100% of that loss under the provisions of the Program, Company will assume the portion of the loss for which the Participant is not responsible. Company will assume its portion of the loss by delivering cash equal to such portion ("Risk Sharing Payment") directly to the Participant simultaneously with the repayment of the Participant's loan under Section 4. Company anticipates that the Risk Sharing Payment will constitute compensation to the Participant, subject to tax withholding and reporting. Company also anticipates deducting the Risk Sharing Payment as compensation in the year in which it is paid. If Company determines that it is not entitled to a current tax deduction for the Risk Sharing Payment with respect to any Participant, because such compensation is not deemed to constitute qualified performance-based compensation within the meaning of section 162(m) and the related regulations under the Internal Revenue Code of 1986, as amended, Company will not make the Risk Sharing Payment to the Participant in connection with the repayment of the Participant's loan under Section 4. Instead the Participant will receive deferred compensation equal to the Risk Sharing Payment at a time and in a form intended to secure Company's related tax deduction. Company has the sole discretion to implement a deferred compensation agreement to the extent necessary or desirable to achieve the intent of the preceding sentence. This Section 12 shall not apply to payments which may be made to Participant or on Participant's behalf in accordance with Section 11(b).
     13. Loan Guarantee. Company will guarantee repayment to the Bank of 100% of all principal, interest, prepayment fees and other obligations of each Participant under such Participant's loan described in Section 4. The Company loan guarantee is a condition to the loan arrangement Company has made with the Bank. The terms and conditions of the guarantee are as agreed by Company and the Bank. Each Participant is fully obligated to repay to the Bank all principal, interest, and other amounts on the loan when due and payable. Company may exercise all legal remedies with regard to Participant, which the Company deems reasonable and necessary, to obtain full reimbursement for amounts Company pays to the Bank under its guarantee related to the Participant's loan, in excess of the Risk Sharing Payment it is obligated to make under Section 12 ("Loan Default").

     Notwithstanding any provisions of the loan agreement between Participant and Bank and any renewals or extensions thereof which are the sole responsibility of Participant and as further consideration for Company's guaranty of Participant's loan, Participant agrees:

                  (a) that Bank loan shall not exceed a total of five (5) years from the date of the original loan, including all renewals and extensions;

                  (b) that Bank loan or any renewals or extensions thereof shall be "interest only" for no more than the first three (3) years of such loan, including any renewals or extensions and the principal shall be amortized over the fourth and fifth years or sooner;

                  (c) that the Bank loan shall be due and payable as set out in Sections 9 and 13 notwithstanding the maturity date of the loan or any renewals or extensions thereof as between the Participant and the Bank.

                  (d) that not less than semi-annually beginning with the date of the original loan, Participant will obtain from Bank and deliver to Company a written statement from Bank signed by an authorized Bank officer verifying that Participant's loan is current in all respects;

                  (e) that upon receiving notice from Bank of a loan default in Participant's loan, Company shall be authorized to withhold any dividends which may be payable on the Common Stock being held by Company to be applied to the payment of any outstanding principal, interest or unpaid fees due on the unpaid balance of the Participant's loan; and

                  (f) that upon receiving notice from Bank of a loan default in Participant's loan, Company shall be authorized, after the giving of fifteen (15) days prior written notice to Participant and failure of Participant to cure such loan default in a manner satisfactory to Bank within such fifteen (15) day period, to sell any Common Stock held by Company pursuant to Section 5. Any sale by Company shall be conducted in accordance with Section 7(c).

14. Effect of Program. The Program is governed by the provisions of the 1991 Plan, except as otherwise expressly stated in the Program.

15. Amendment. The Company may amend the Program at any time subject to the limitations in Section 8.1 of the 1991 Plan.

                                          BLESSINGS CORPORATION



                                          By: /s/ John W. McMackin
                                              John W. McMackin
                                              Chairman of Board

Agreed to and Accepted:



/s/James P. Luke
JAMES P. LUKE


Date:  February 23, 1996